SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2000

                              Computone Corporation
              -----------------------------------------------------
              (Exact name of registrant as specified in is charter)


      Delaware                 0-16172                       23-2472952
   --------------             ---------                      ----------
  (State or other            (Commission                  (I.R.S. Employer
  jurisdiction of            File Number)                Identification No.)
   incorporation)

1060 Windward Ridge Parkway, Suite 100, Alpharetta, Georgia        30005
-----------------------------------------------------------      ----------
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (770) 625-0000

                                    N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     On March 30, 2000, upon approval of Registrant's Board of Directors and the audit committee of Registrant's Board of Directors, Registrant notified its independent auditors, BDO Seidman LLP ("BDO Seidman"), that it would not retain BDO Seidman as Registrant's independent auditors in connection with Registrant's consolidated financial statements for its fiscal year ended March 31, 2000.

     BDO Seidman's reports on the consolidated financial statements of Registrant for the two fiscal years most recently ended (April 2, 1999 and April 3, 1998) did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern qualification with respect to the fiscal years ended April 2, 1999 and April 3, 1998.

     During the fiscal years ended April 2, 1999 and April 3, 1998, and the subsequent interim periods preceding the notice, there were no disagreements between Registrant and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make a reference to the subject matter thereof in connection with its reports.

     Registrant provided BDO Seidman with a copy of this Form 8-K Report and requested that BDO Seidman provide the letter contemplated by Item 304(a)(3) of Regulation S-K. Attached hereto as Exhibit 16 is BDO Seidman's letter dated April 3, 2000 indicating that BDO Seidman has no disagreements with Registrant concerning the disclosures in this Form 8-K Report.

     On March 30, 2000, Registrant's Board of Directors, with the approval of Registrant's audit committee, retained Deloitte & Touche LLP to serve as the Registrant's certifying accountant for Registrant's fiscal year ended March 31, 2000.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.
          Not applicable.

     (b)  Pro forma financial information.
          Not applicable.

     (c)  Exhibits.

          16 Letter dated April 3, 2000 from BDO Seidman LLP pursuant to Item 304(a)(3) of Regulation S-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              COMPUTONE CORPORATION


Dated:  April 5, 2000               By:   /s/ Perry J. Pickerign
                                          ----------------------
                                          Perry J. Pickerign,
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

                    (Pursuant to Item 601 of Regulation S-K)


Exhibit No.                Description
-----------                -----------

    16 Letter dated April 3, 2000 from BDO Seidman LLP pursuant to Item 304(a)(3) of Regulation S-K.